Exhibit 10.14

股权质押协议
Equity Interest Pledge Agreement

股权质押协议
Equity Interest Pledge Agreement

本股权质押协议（下称“本协议”） 由下列各方于2011年【2】月【10】日在中华人民共和国（下称“中国”）【2011】签订：
This Equity Interest Pledge Agreement ("this Agreement") has been executed by and among the following parties on 【】, 2011 in 【】, the People’s Republic of China (the "China"):

甲方：四平恒昌商务咨询有限公司 （下称“质权人”）
Party A: 【Siping Hengchang Business Consultants Co., Ltd. 】("Pledgee")
地址：公主岭市东102线998公里处
Address: 【East of the town of Gongzhuling, location of 998 kilometers, Line 102】

乙方：魏玉山（下称“出质人”），身份证号码：【】
Party B: WEI Yushan ("Pledgor"), ID No.:【】

丙方：吉林省恒昌农业开发有限公司
Party C: Jilin Province Hengchang Agriculture Development Co., Ltd.
地址：公主岭国家农业科技园区102线998公里处
Address: Gongzhuling State Agriculture Science and Technology Park, location of 998 kilometers, Line 102

在本协议中，质权人、出质人和丙方以下各称“一方”，合称“各方”。
In this Agreement, each of Pledgee, Pledgor and Party C shall be referred to as a "Party" respectively, and they shall be collectively referred to as the "Parties".

鉴于：
Whereas:

1．	出质人是中国公民，其拥有丙方特定比例的股权。丙方是一家在中国吉林省注册成立的、从事与农产品有关业务的有限责任公司。丙方有意在此确认出质人和质权人在本协议下的权利和义务并提供必要的协助向有关政府部门登记该质权；
Pledgor is a citizen of China, and holds certain percentage of the equity interest in Party C. Party C is a limited liability company registered in Jilin Province, China, engaging in business related to agricultural products. Party C acknowledges the respective rights and obligations of Pledgor and Pledgee under this Agreement, and intends to provide any necessary assistance in registering the Pledge with the competent governmental authorities;

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股权质押协议
Equity Interest Pledge Agreement

2．	质权人是一家在中国注册的外商独资企业。质权人与出质人拥有部分股权的丙方已于2011年【 】月【 】日在【 】签订了一份《独家业务合作协议》；
Pledgor is a citizen of China, and holds certain percentage of the equity interest in Party C. Party C is a limited liability company registered in Jilin Province, China, engaging in business related to agricultural products. Party C acknowledges Pledgee is a wholly foreign-owned enterprise registered in China. Pledgee and Party C partially owned by Pledgor have executed an Exclusive Business Cooperation Agreement on 【  】, 2011 in 【   】;

3．	为了保证丙方履行独家业务合作协议项下的义务，按照约定向质权人支付咨询和服务费等到期款项，出质人以其现在和将来在丙方中拥有的全部股权（无论将来股权比例是否发生变化）向质权人就业务合作协议项下丙方的付款义务做出质押担保。
To ensure that Party C fully performs its obligations under the Exclusive Business Cooperation Agreement and pay the consulting and service fees thereunder to the Pledgee when the same becomes due, Pledgor hereby pledges to the Pledgee all of the equity interest he now and in the future holds in Party C (whether the percentage of the equity interest is changed or not in the future)  as security for payment of the consulting and service fees by Party C under the Business Cooperation Agreement.

为了履行业务合作协议的条款，各方商定按照以下条款签订本协议。
To perform the provisions of the Business Cooperation Agreement, the Parties have mutually agreed to execute this Agreement upon the following terms.

1.	定义
Definitions

除非本协议另有规定，下列词语含义为：
Unless otherwise provided herein, the terms below shall have the following meanings:

1.1	质权：指出质人根据本协议第2条给予质权人的担保物权，即指质权人所享有的，以出质人质押给质权人的股权折价或拍卖、变卖该股权的价款优先受偿的权利。
Pledge: shall refer to the security interest granted by Pledgor to Pledgee pursuant to Article 2 of this Agreement, i.e., the right of Pledgee to be compensated on a preferential basis with the conversion, auction or sales price of the Equity Interest.

1.2	股权：指出质人现在和将来合法持有的其在丙方的全部股权权益（无论将来股权比例是否发生变化）。
Equity Interest: shall refer to all of the equity interest lawfully now held and hereafter acquired by Pledgor in Party C (whether the percentage of the equity interest is changed or not in the future).

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股权质押协议
Equity Interest Pledge Agreement

1.3	质押期限：指本协议第3条规定的期间。
Term of Pledge: shall refer to the term set forth in Section 3.2 of this Agreement.

1.4	业务合作协议：指丙方与质权人于2011年【 】月【 】日签订的《独家业务合作协议》（附件3）。
Business Cooperation Agreement: shall refer to the Exclusive Business Cooperation Agreement executed by and between Party C and Pledgee on September 【 】, 2011 (the Attachment 3).

1.5	违约事件：指本协议第7条所列任何情况。
Event of Default: shall refer to any of the circumstances set forth in Article 7 of this Agreement.

1.6	违约通知：指质权人根据本协议发出的宣布违约事件的通知。
Notice of Default: shall refer to the notice issued by Pledgee in accordance with this Agreement declaring an Event of Default.

2.	质权
The Pledge

作为丙方按时和全额支付业务合作协议项下质权人应得的任何或全部的款项，包括但不限于业务合作协议中规定的咨询和服务费的担保（无论该等费用的到期应付是由于到期日的到来、提前收款的要求或其它原因），出质人特此将其现有或将拥有的丙方的全部股权权益质押给质权人。
As collateral security for the timely and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of any or all of the payments due by Party C, including without limitation the consulting and services fees payable to the Pledgee under the Business Cooperation Agreement, Pledgor hereby pledges to Pledgee a first security interest in all of Pledgor's right, title and interest, whether now owned or hereafter acquired by Pledgor, in the Equity Interest of Party C.

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股权质押协议
Equity Interest Pledge Agreement

3.	质押期限
Term of Pledge

3.1
本质权自本协议项下的股权出质在相应的工商行政管理机关登记之日起生效，质权有效期持续到业务合作协议下所有丙方欠付质权人的款项结清为止。出质人和丙方应（一）自本协议签署之日起3个工作日内，将本协议的质权登记在丙方股东名册上，并（二）自本协议签署之日起10个工作日内向相应的工商行政管理机关申请登记本协议项下的质权。各方共同确认，为办理股权质押工商登记手续（包括出质人持有的丙方股权比例变更时，办理质押变更登记），各方及丙方其他股东应将本协议附件4所列的、按照丙方所在地工商行政管理部门要求的形式签署、真实反映本协议项下质权信息的《股权质押合同》（以下简称“工商登记质押合同”）提交给工商管理机关，工商登记质押合同中未约定事项，仍以本协议约定为准。出质人和丙方应当按照中国法律法规和有关工商行政管理机关的各项要求，提交所有必要的文件并办理所有必要手续，保证质权在递交申请后尽快获得登记。

The Pledge shall become effective on such date when the pledge of the Equity Interest contemplated herein has been registered’ with relevant administration for industry and commerce (the “AIC”). The Pledge shall be continuously valid until all payments due under the Business Cooperation Agreement have been fulfilled by Party C. Pledgor and Party C shall (1) register the Pledge in the shareholders' register of Party C within 3 business days following the execution of this Agreement, and (2) submit an application to the AIC for the registration of the Pledge of the Equity Interest contemplated herein within 10 business days following the execution of this Agreement. The parties covenant that for the purpose of registration of the Pledge (including re-registration of the Pledge when the percentage of equity interest the Pledgor holds in Party C), the parties hereto and all other shareholders of Party C shall submit to the AIC the Equity Interest Pledge Contract as set forth in the Attachment 4 of this Agreement in the form required by the AIC at the location of Party C which shall truly reflect the information of the Pledge hereunder (the “AIC Pledge Contract”).  For matters not specified in the AIC Pledge Contract, the parties shall be bound by the provisions of this Agreement. Pledgor and Party C shall submit all necessary documents and complete all necessary procedures, as required by the PRC laws and regulations and the relevant AIC, to ensure that the Pledge of the Equity Interest shall be registered with the AIC as soon as possible after filing.

3.2	质押期限内，如丙方未按业务合作协议交付咨询服务费等费用，质权人有权但无义务按本协议的规定处分质权。
During the Term of Pledge, in the event Party C fails to pay the exclusive consulting or service fees in accordance with the Business Cooperation Agreement, Pledgee shall have the right, but not the obligation, to dispose of the Pledge in accordance with the provisions of this Agreement.

4.	质权凭证的保管
Custody of Records for Equity Interest subject to Pledge

4.1	在本协议规定的质押期限内，出质人应将其在丙方的股权出资证明书（附件2）及记载质权的股东名册（附件1）原件交付质权人保管（包括股权变更时提供新的证明书和名册）。出质人应在本协议签订之日起或股权变更登记完成之日起（将来股权变更的情况下）5个工作日内将上述股权出资证明书及股东名册原件交付给质权人。质权人将在本协议规定的全部质押期间一直保管这些文件。
During the Term of Pledge set forth in this Agreement, Pledgor shall deliver to Pledgee's custody the original capital contribution certificate for the Equity Interest (the Attachment 2) and the original shareholders' register containing the Pledge (the Attachment 1) within five (5) working days from the execution of this Agreement or from completion of the re-registration of shareholding when percentage of equity interest changed (in that case, Pledgor shall deliver to Pledgee's custody the updated original capital contribution certificate for the Equity Interest and the updated original shareholders' register containing the Pledge as attachment to this Agreement). Pledgee shall have custody of such original documents during the entire Term of Pledge set forth in this Agreement.

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股权质押协议
Equity Interest Pledge Agreement

4.2	在质押期限内，质权人有权收取股权所产生的红利。
Pledgee shall have the right to collect dividends generated by the Equity Interest during the Term of Pledge.

5.	出质人的声明和保证
Representations and Warranties of Pledgor

5.1	出质人是股权唯一的合法所有人。
Pledgor is the sole legal and beneficial owner of the Equity Interest.

5.2	质权人有权以本协议规定的方式处分并转让股权。
Pledgee shall have the right to dispose of and transfer the Equity Interest in accordance with the provisions set forth in this Agreement.

5.3	本合同一经签署即构成对出质人合法有效并具约束力的义务。
Upon execution, this Agreement shall constitute the Pledgor’s legal, valid and binding obligations in accordance with the provisions herein.

5.4	除本质权之外，出质人未在股权上设置任何其他质押权利或其他担保权益。
Except for the Pledge, Pledgor has not placed any security interest or other encumbrance on the Equity Interest.

5.5	不存在与股权相关的未决的争议或诉讼。
There is no pending disputation or litigation proceeding related to the Equity Interest.

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股权质押协议
Equity Interest Pledge Agreement

6.	出质人的承诺和确认
Covenants and Further Agreements of Pledgor

6.1	在本协议存续期间，出质人向质权人承诺，出质人将：
Pledgor hereby covenants to the Pledgee, that during the term of this Agreement, Pledgor shall:

6.1.1	除履行由出质人与质权人、丙方于本协议签署日签订的《独家购买权合同》外，未经质权人事先书面同意，不得转让股权，不得在股权上设立或允许存在任何担保或其他债务负担或以任何其他方式处置股权；
not transfer the Equity Interest, place or permit the existence of any security interest or other encumbrance on the Equity Interest, or disposal of the Equity Interest in any other means, without the prior written consent of Pledgee, except for the performance of the Exclusive Option Agreement executed by Pledgor, the Pledgee and Party C on the execution date of this Agreement;

6.1.2	遵守并执行所有有关权利质押的法律、法规的规定，在收到有关主管机关就质权发出或制定的通知、指令或建议时，于5个工作日内向质权人出示上述通知、指令或建议，同时遵守上述通知、指令或建议，或按照质权人的合理要求或经质权人同意就上述事宜提出反对意见和陈述；
comply with the provisions of all laws and regulations applicable to the pledge of rights, and within five (5) working days of receipt of any notice, order or recommendation issued or prepared by relevant competent authorities regarding the Pledge, shall present the aforementioned notice, order or recommendation to Pledgee, and shall comply with the aforementioned notice, order or recommendation or submit objections and representations with respect to the aforementioned matters upon Pledgee's reasonable request or upon consent of Pledgee;

6.1.3	将任何可能导致对出质人股权或其任何部分的权利产生影响的事件或收到的通知，以及可能改变出质人在本协议中的任何保证、义务或对出质人履行其在本协议中义务可能产生影响的任何事件或收到的通知及时通知质权人。
promptly notify Pledgee of any event or notice received by Pledgor that may have an impact on Pledgee's rights to the Equity Interest or any portion thereof, as well as any event or notice received by Pledgor that may have an impact on any guarantees and other obligations of Pledgor arising out of this Agreement.

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股权质押协议
Equity Interest Pledge Agreement

6.2	出质人同意，质权人按本协议条款取得的对质权享有的权利，不应受到出质人或出质人的继承人或出质人之委托人或任何其他人通过法律程序的中断或妨害。
Pledgor agrees that the rights acquired by Pledgee in accordance with this Agreement with respect to the Pledge shall not be interrupted or harmed by Pledgor or any heirs or representatives of Pledgor or any other persons through any legal proceedings.

6.3
出质人向质权人保证，为保护或完善本协议对偿付业务合作协议项下咨询服务费等费用的担保，出质人将诚实签署、并促使其他与质权有利害关系的当事人签署质权人所要求的所有的权利证书、契约和/或履行并促使其他有利害关系的当事人履行质权人所要求的行为，并为本协议赋予质权人之权利、授权的行使提供便利，与质权人或其指定的人(自然人/法人)签署所有的有关股权所有权的文件，并在合理期间内向质权人提供其认为需要的所有的有关质权的通知、命令及决定。

To protect or perfect the security interest granted by this Agreement for payment of the consulting and service fees under the Business Cooperation Agreement, Pledgor hereby undertakes to execute in good faith and to cause other parties who have an interest in the Pledge to execute all certificates, agreements, deeds and/or covenants required by Pledgee.  Pledgor also undertakes to perform and to cause other parties who have an interest in the Pledge to perform actions required by Pledgee, to facilitate the exercise by Pledgee of its rights and authority granted thereto by this Agreement, and to enter into all relevant documents regarding ownership of Equity Interest with Pledgee or designee(s) of Pledgee (natural persons/legal persons).  Pledgor undertakes to provide Pledgee within a reasonable time with all notices, orders and decisions regarding the Pledge that are required by Pledgee.

6.4	出质人向质权人保证，出质人将遵守、履行本协议项下所有的保证、承诺、协议、陈述及条件。如出质人不履行或不完全履行其保证、承诺、协议、陈述及条件，出质人应赔偿质权人由此遭受的一切损失。
Pledgor hereby undertakes to comply with and perform all guarantees, promises, agreements, representations and conditions under this Agreement. In the event of failure or partial performance of its guarantees, promises, agreements, representations and conditions, Pledgor shall indemnify Pledgee for all losses resulting therefrom.

7.	违约事件
Event of Breach

7.1	下列事项均被视为违约事件：
The following circumstances shall be deemed Event of Default:

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股权质押协议
Equity Interest Pledge Agreement

7.1.1	丙方未能按期、完整履行任何业务合作协议项下责任，包括但不限于丙方未能按期足额支付业务合作协议项下的应付的咨询服务费等费用或有违反该协议其他义务的行为；
Party C fails to fully and timely fulfill any liabilities under the Business Cooperation Agreement, including without limitation failure to pay in full any of the consulting and service fees payable under the Business Cooperation Agreement or breaches any other obligations of Party C thereunder;

7.1.2	出质人或丙方实质违反本协议的任何条款；
Pledgor or Party C has committed a material breach of any provisions of this Agreement;

7.1.3	出质人和丙方没有按第3.1条将本质权登记在丙方股东名册上或未办理质押登记手续；
The Pledgor and Party C fail to register the Pledge in the shareholders' register of Party C or fail to complete the Registration of Pledge stipulated in Section 3.1;

7.1.4	除本协议第6.1.1条的约定外，出质人舍弃出质的股权或未获得质权人书面同意而擅自转让或意图转让出质的股权；和
Except as expressly stipulated in Section 6.1.1, Pledgor transfers or purports to transfer or abandons the Equity Interest pledged or assigns the Equity Interest pledged without the written consent of Pledgee; and

7.1.5	丙方的继承人或代管人只能履行部分或拒绝履行业务合作协议项下的支付责任。
The successor or custodian of Party C is capable of only partially perform or refuses to perform the payment obligations under the Business Cooperation Agreement.

7.2	如知道或发现本第7.1条所述的任何事项或可能导致上述事项的事件已经发生，出质人应立即以书面形式通知质权人。
Upon notice or discovery of the occurrence of any circumstances or event that may lead to the aforementioned circumstances described in Section 7.1, Pledgor shall immediately notify Pledgee in writing accordingly.

7.3	除非第7.1部分下的违约事件在质权人向出质人发出要求其修补此违约行为通知后的20个工作日之内已经按质权人要求获得救济，质权人在其后的任何时间，可向出质人发出书面违约通知，要求依据第8部分履行其处理股权的权利。
Unless an Event of Default set forth in this Section 7.1 has been successfully resolved to Pledgee's satisfaction within twenty (20) working days after the Pledgee delivers a notice to the Pledgor requesting ratification of such Event of Default, Pledgee may issue a Notice of Default to Pledgor in writing at any time thereafter, demanding the Pledgor to immediately dispose of the Pledge in accordance with the provisions of Article 8 of this Agreement.

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股权质押协议
Equity Interest Pledge Agreement

8.	质权的行使
Exercise of Pledge

8.1	在业务合作协议所述的咨询服务费等费用未全部偿还前，未经质权人书面同意，出质人不得转让本质权和其拥有的丙方股权。
Prior to the full payment of the consulting and service fees described in the Business Cooperation Agreement, without the Pledgee's written consent, Pledgor shall not assign the Pledge or the Equity Interest in Party C.

8.2	在质权人行使其质押权利时，质权人可以向出质人发出书面违约通知。
Pledgee may issue a Notice of Default to Pledgor when exercising the Pledge.

8.3	受限于第7.3条的规定，质权人可在按第8.2条发出违约通知的同时或在发出违约通知之后的任何时间里对质权行使处分的权利。质权人决定行使处分质权的权利时，出质人即不再拥有任何与股权有关的权利和利益。
Subject to the provisions of Section 7.3, Pledgee may exercise the right to enforce the Pledge at the time when, or at any time after, the issuance of the Notice of Default in accordance with Section 8.2. Once Pledgee elects to enforce the Pledge, Pledgor shall cease to be entitled to any rights or interests associated with the Equity Interest.

8.4	在违约时，根据中国有关法律的规定，质权人有权按照法定程序处置质押股权。仅在中国法律允许的范围内，对于处置的所得，质权人无需给付出质人；出质人特此放弃其可能有的能向质权人要求任何质押股权处置所得的权利；同样，出质人对质权人在该质押股权处置后的亏空也不承担任何义务。
In the event of default, Pledgee is entitled to dispose of the Equity Interest pledged in accordance with applicable PRC laws. Only to the extent permitted under applicable PRC laws, Pledgee has no obligation to account to Pledgor for proceeds of disposition of the Equity Interest, and Pledgor hereby waives any rights it may have to demand any such accounting from Pledgee; Likewise, in such circumstance Pledgor shall have no obligation to Pledgee for any deficiency remaining after such disposition of the Equity Interest pledged.

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股权质押协议
Equity Interest Pledge Agreement

8.5	质权人依照本协议处分质权时，出质人和丙方应予以必要的协助，以使质权人实现其质权。
When Pledgee disposes of the Pledge in accordance with this Agreement, Pledgor and Party C shall provide necessary assistance to enable Pledgee to enforce the Pledge in accordance with this Agreement.

9.	转让
Assignment

9.1	除非经质权人事先同意，出质人无权赠予或转让其在本协议项下的权利义务。
Without Pledgee's prior written consent, Pledgor shall not have the right to assign or delegate its rights and obligations under this Agreement.

9.2	本协议对出质人及其继任人和经许可的受让人均有约束力，并且对质权人及每一继任人和受让人有效。
This Agreement shall be binding on Pledgor and its successors and permitted assigns, and shall be valid with respect to Pledgee and each of its successors and assigns.

9.3	质权人可以在任何时候将其在业务合作协议项下的所有或任何权利和义务转让给其指定的人（自然人/法人），在这种情况下，受让人应享有和承担本协议项下质权人享有和承担的权利和义务，如同其作为原协议方应享有和承担的一样。质权人转让业务合作协议项下的权利和义务时，应质权人要求，出质人应就此转让签署有关协议和/或文件。
At any time, Pledgee may assign any and all of its rights and obligations under the Business Cooperation Agreement to its designee(s) (natural/legal persons), in which case the assigns shall have the rights and obligations of Pledgee under this Agreement, as if it were the original party to this Agreement. When the Pledgee assigns the rights and obligations under the Business Cooperation Agreement, upon Pledgee's request, Pledgor shall execute relevant agreements or other documents relating to such assignment.

9.4	因转让所导致的质权人变更后，应质权人要求，出质人应与新的质权人签订一份内容与本协议一致的新质押协议，并在相应的工商行政管理机关办理变更登记。
In the event of a change in Pledgee due to an assignment, Pledgor shall, at the request of Pledgee, execute a new pledge agreement with the new pledgee on the same terms and conditions as this Agreement, and register for change of the same with the competent AIC.

秘密文件 Strictly Confidential

股权质押协议
Equity Interest Pledge Agreement

9.5	出质人应严格遵守本协议和各方单独或共同签署的其他有关协议的规定，包括独家购买权合同和对质权人的授权委托书，履行各协议项下的义务，并不进行任何足以影响协议的有效性和可强制执行性的作为/不作为。除非根据质权人的书面指示，出质人不得行使其对质押股权还留存的权利。
Pledgor shall strictly abide by the provisions of this Agreement and other contracts jointly or separately executed by the Parties hereto or any of them, including the Exclusive Option Agreement and the Power of Attorney granted to Pledgee, perform the obligations hereunder and thereunder, and refrain from any action/omission that may affect the effectiveness and enforceability thereof. Any remaining rights of Pledgor with respect to the Equity Interest pledged hereunder shall not be exercised by Pledgor except in accordance with the written instructions of Pledgee.

10.	终止
Termination

在业务合作协议项下的咨询服务费等费用偿还完毕，并且丙方不再承担业务合作协议项下的任何义务之后，本协议终止，并且在尽早合理可行的时间内，质权人应取消或解除本协议。
Upon the full payment of the consulting and service fees under the Business Cooperation Agreement and upon termination of Party C's obligations under the Business Cooperation Agreement, this Agreement shall be terminated, and Pledgee shall then cancel or terminate this Agreement as soon as reasonably practicable.

11.	手续费及其他费用
Handling Fees and Other Expenses

一切与本协议有关的费用及实际开支，其中包括但不限于法律费用、工本费、印花税以及任何其他税收、费用等全部由丙方承担。
All fees and out of pocket expenses relating to this Agreement, including but not limited to legal costs, costs of production, stamp tax and any other taxes and fees, shall be borne by Party C.

秘密文件 Strictly Confidential

股权质押协议
Equity Interest Pledge Agreement

12.	保密责任
Confidentiality

各方承认及确定有关本协议、本协议内容，以及彼此就准备或履行本协议而交换的任何口头或书面资料均被视为保密信息。各方应当对所有该等保密信息予以保密，而在未得到另一方书面同意前，不得向任何第三者披露任何保密信息，惟下列信息除外：(a)公众人士知悉或将会知悉的任何信息（惟并非由接受保密信息之一方擅自向公众披露）；(b)根据适用法律法规、股票交易规则、或政府部门或法院的命令而所需披露之任何信息；或(c)由任何一方就本协议所述交易而需向其股东、投资者、法律或财务顾问披露之信息，而该股东、法律或财务顾问亦需遵守与本条款相类似之保密责任。如任何一方工作人员或聘请机构的泄密均视为该方的泄密，需依本协议承担违约责任。无论本协议以任何理由终止，本条款仍然生效。
The Parties acknowledge that the existence and the terms of this Agreement and any oral or written information exchanged between the Parties in connection with the preparation and performance this Agreement are regarded as confidential information. Each Party shall maintain confidentiality of all such confidential information, and without obtaining the written consent of the other Party, it shall not disclose any relevant confidential information to any third parties, except for the information that: (a) is or will be in the public domain (other than through the receiving Party’s unauthorized disclosure); (b) is under the obligation to be disclosed pursuant to the applicable laws or regulations, rules of any stock exchange, or orders of the court or other government authorities; or (c) is required to be disclosed by any Party to its shareholders, investors, legal counsels or financial advisors regarding the transaction contemplated hereunder, provided that such shareholders, investors, legal counsels or financial advisors shall  be bound by the confidentiality obligations similar to those set forth in this Section. Disclosure of any confidential information by the staff members or agencies hired by any Party shall be deemed disclosure of such confidential information by such Party, which Party shall be held liable for breach of this Agreement. This Section shall survive the termination of this Agreement for any reason.

13.	适用法律和争议的解决
Governing Law and Resolution of Disputes

13.1	本协议的订立、效力、解释、履行、修改和终止以及争议的解决均适用中国法律。
The execution, effectiveness, construction, performance, amendment and termination of this Agreement and the resolution of disputes hereunder shall be governed by the laws of China.

13.2	因解释和履行本协议而发生的任何争议，本协议各方应首先通过友好协商的方式加以解决。如果在一方向其他方发出要求协商解决的书面通知后30天之内争议仍然得不到解决，则任何一方均可将有关争议提交给中国国际经济贸易仲裁委员会，由该会按照其仲裁规则仲裁解决。仲裁应在北京进行，使用之语言为中文。仲裁裁决是终局性的，对各方均有约束力。
In the event of any dispute with respect to the construction and performance of this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event the Parties fail to reach an agreement on the dispute within 30 days after either Party's request to the other Parties for resolution of the dispute through negotiations, either Party may submit the relevant dispute to the China International Economic and Trade Arbitration Commission for arbitration, in accordance with its Arbitration Rules. The arbitration shall be conducted in Beijing, and the language used in arbitration shall be Chinese. The arbitration award shall be final and binding on all Parties.

秘密文件 Strictly Confidential

股权质押协议
Equity Interest Pledge Agreement

13.3	因解释和履行本协议而发生任何争议或任何争议正在进行仲裁时，除争议的事项外，本协议各方仍应继续行使各自在本协议项下的其他权利并履行各自在本协议项下的其他义务。
Upon the occurrence of any disputes arising from the construction and performance of this Agreement or during the pending arbitration of any dispute, except for the matters under dispute, the Parties to this Agreement shall continue to exercise their respective rights under this Agreement and perform their respective obligations under this Agreement.

14.	通知
Notices

14.1	本协议项下要求或发出的所有通知和其他通信应通过专人递送、挂号邮寄、邮资预付或商业快递服务或传真的方式发到该方下列地址。每一通知还应再以电子邮件送达。该等通知视为有效送达的日期按如下方式确定：
All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered personally or sent by registered mail, postage prepaid, by a commercial courier service or by facsimile transmission to the address of such party set forth below. A confirmation copy of each notice shall also be sent by E-mail. The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

14.2	通知如果是以专人递送、快递服务或挂号邮寄、邮资预付发出的，则以于设定为通知的地址在发送或拒收之日为有效送达日。
Notices given by personal delivery, by courier service or by registered mail, postage prepaid, shall be deemed effectively given on the date of delivery or refusal at the address specified for notices.

14.3	通知如果是以传真发出的，则以成功传送之日为有效送达日（应以自动生成的传送确认信息为证）。
Notices given by facsimile transmission shall be deemed effectively given on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

秘密文件 Strictly Confidential

股权质押协议
Equity Interest Pledge Agreement

14.4	为通知的目的，各方地址如下：
For the purpose of notices, the addresses of the Parties are as follows:

甲方：	四平恒昌商务咨询有限公司
Party A:	【Siping Hengchang Business Consultants Co., Ltd. 】
地址：
Address:
联系人：
Attn:
电话：
Phone:
传真：
Facsimile:

乙方：	魏玉山
Party B: WEI Yushan
地址：
Address:
电话：
Phone:
传真：
Facsimile:

丙方： 吉林省恒昌农业开发有限公司
Party C:	Jilin Province Hengchang Agriculture Development Co., Ltd.
地址： 公主岭国家农业科技园区102线998公里处
Address: Gongzhuling State Agriculture Science and Technology Park, location of 998 kilometers, Line 102
联系人：
Attn:
电话：
Phone:
传真：
Facsimile:

14.5	任何一方可按本条规定随时给其他各方发出通知来改变其接收通知的地址。
Any Party may at any time change its address for notices by a notice delivered to the other Parties in accordance with the terms hereof.

秘密文件 Strictly Confidential

股权质押协议
Equity Interest Pledge Agreement

15.	分割性
Severability

如果本协议有任何一条或多条规定根据任何法律或法规在任何方面被裁定为无效、不合法或不可执行，本协议其余规定的有效性、合法性或可执行性不应因此在任何方面受到影响或损害。各方应通过诚意磋商，争取以法律许可以及各方期望的最大限度内有效的规定取代那些无效、不合法或不可执行的规定，而该等有效的规定所产生的经济效果应尽可能与那些无效、不合法或不能强制执行的规定所产生的经济效果相似。
In the event that one or several of the provisions of this Contract are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Contract shall not be affected or compromised in any respect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

16.	附件
Attachments

本协议所列附件，为本协议不可分割的组成部分。
The attachments set forth herein shall be an integral part of this Agreement.

17.	生效
Effectiveness

17.1	本协议的任何修改、补充或变更，均须采用书面形式，经各方签字或盖章并按规定办理政府登记（如需）后生效。
Any amendments, changes and supplements to this Agreement shall be in writing and shall become effective upon completion of the governmental filing procedures (if applicable) after the affixation of the signatures or seals of the Parties.

17.2	本协议以中文和英文书就，一式三份，质权人、出质人和丙方各持一份，具有同等效力；中英文版本如有冲突，应以中文版为准。
This Agreement is written in Chinese and English in three copies. Pledgor, Pledgee and Party C shall hold one copy respectively.  Each copy of this Agreement shall have equal validity.  In case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

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Equity Interest Pledge Agreement

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Equity Interest Pledge Agreement

有鉴于此，各方已使得经其授权的代表于文首所述日期签署了本股权质押协议并即生效，以昭信守。
IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Equity Interest Pledge Agreement as of the date first above written.

甲方：四平恒昌商务咨询有限公司
Party A:【Siping Hengchang Business Consultants Co., Ltd. 】

签署：
By: /s/Wei Yushan
姓名：
Name: WEI Yushan
职务：
Title：

乙方：魏玉山
Party B: WEI Yushan

签署：
By: /s/Wei Yushan

丙方：吉林省恒昌农业开发有限公司
Party C: Jilin Province Hengchang Agriculture Development Co., Ltd.

签署：
By: /s/Wei Yushan
姓名：
Name: WEI Yushan
职务：
Title：

秘密文件 Strictly Confidential

股权质押协议
Equity Interest Pledge Agreement

附件：
Attachments:

1.	吉林省恒昌农业开发有限公司股东名册；
Shareholders' Register of Jilin Province Hengchang Agriculture Development Co., Ltd.;

2.	吉林省恒昌农业开发有限公司的出资证明书；
The Capital Contribution Certificate for Jilin Province Hengchang Agriculture Development Co., Ltd.;

3.	《独家业务合作协议》；
Exclusive Business Cooperation Agreement;

4.	工商登记用《股权质押合同》。
Equity Interest Pledge Contract used for registration with the AIC

秘密文件 Strictly Confidential